Debt	12 Months Ended
Dec. 31, 2024
Debt Disclosure [Abstract]
Debt
Note 5. Debt
Our debt is summarized as follows (in thousands):

Loan	December 31, 2024	December 31, 2023	Interest Rate	Maturity Date
2025 KeyBank Acquisition Facility	$100,200	$—	7.34%	11/19/2025
KeyBank CMBS Loan (1)	89,240	91,042	3.89%	8/1/2026
Ladera Office Loan	3,736	3,833	4.29%	11/1/2026
Credit Facility	614,831	—	6.44%	2/22/2027
2027 NBC Loan (6) (7)	51,425	—	5.82%	3/7/2027
KeyBank Florida CMBS Loan (2)	49,915	50,751	4.65%	5/1/2027
2027 Ladera Ranch Loan	42,000	—	5.00%	12/5/2027
2028 Canadian Term Loan (6) (8)	76,527	82,973	6.41%	12/1/2028
CMBS Loan (3)	104,000	104,000	5.00%	2/1/2029
SST IV CMBS Loan (4)	40,500	40,500	3.56%	2/1/2030
2032 Private Placement Notes (5)	150,000	150,000	5.28%	4/19/2032
Former Credit Facility Term Loan	—	250,000
Former Credit Facility Revolver	—	318,688
Discount on secured debt, net	(1,570)	(80)
Debt issuance costs, net	(3,369)	(4,306)

Total debt	$1,317,435	$1,087,401

(1)
This fixed rate loan encumbers 29 properties (Whittier, La Verne, Santa Ana, Upland, La Habra, Monterey Park, Huntington Beach, Chico, Lancaster I, Riverside, Fairfield, Lompoc, Santa Rosa, Federal Heights, Aurora, Littleton, Bloomingdale, Crestwood, Forestville, Warren I, Sterling Heights, Troy, Warren II, Beverly, Everett, Foley, Tampa, Boynton Beach, and Lancaster II) with monthly interest only payments until September 2021, at which time both interest and principal payments became due monthly. The separate assets of these encumbered properties are not available to pay our other debts, and we serve as a non-recourse
guarantor under this loan.

(2)
This fixed rate loan encumbers five properties (Pompano Beach, Lake Worth, Jupiter, Royal Palm Beach, and Delray) with monthly interest only payments until June 2022, at which time both interest and principal payments became due monthly. The separate assets of these encumbered properties are not available to pay our other debts.

Subsequent to December 31, 2024, on February 4, 2025, we completed a series of transactions whereby we (i) defeased this loan (the “Defeasance”), (ii) exercised the accordion rights under the Credit Facility to increase commitments by $50 million to a total of $700 million and simultaneously drew approximately $51 million, and (iii) in connection with the completion of the Defeasance, executed joinders to add the five properties previously encumbered by the KeyBank Florida CMBS Loan onto the Credit Facility.

(3)
This fixed rate, interest only loan encumbers 10 properties (Myrtle Beach I, Myrtle Beach II, Port St. Lucie, Plantation, Sonoma, Las Vegas I, Las Vegas II, Las Vegas III, Ft Pierce, and Nantucket Island). The separate assets of these encumbered properties are not available to pay our other debts, and we serve as a non-recourse
guarantor under this loan.

(4)
On March 17, 2021, in connection with the SST IV Merger, we assumed a $40.5 million fixed rate CMBS financing with KeyBank as the initial lender pursuant to a mortgage loan (the “SST IV CMBS Loan”). This fixed rate loan encumbers seven properties owned by us (Jensen Beach, Texas City, Riverside, Las Vegas IV, Puyallup, Las Vegas V, and Plant City). The separate assets of these encumbered properties are not available to pay our other debts, and we serve as a
non-recourse
guarantor under this loan. The loan has a maturity date of February 1, 2030. Monthly payments due under the loan agreement (the “SST IV CMBS Loan Agreement”) are interest only, with the full principal amount becoming due and payable on the maturity date.
(5)
As of March 31, 2023, a Total Leverage Ratio Event (as defined below) had occurred, and the interest rate on such Note increased to 5.28% prospectively. For additional information regarding this loan, see 2032 Private Placement Notes below.

(6)	The amounts shown above are in USD based on the foreign exchange rate in effect as of the date presented.
(7)
This loan incurs interest at an all in rate of CORRA (as defined further below under the section entitled “2027 NBC Loan”), plus a CORRA adjustment of approximately 0.30%, plus a spread of 2.20%. The effective interest rate on this loan is 6.42%
when factoring the effects of a CORRA Swap which we entered into with the National Bank of Canada Financial Inc. for the initial term of the loan. The Dufferin, Oakville II, Burlington II, Iroquois Shore Rd, and Stoney Creek I properties are encumbered by this loan. See Note 7 – Derivative Instruments for additional information.

(8)
On November 16, 2023, we, through eight of our wholly-owned Canadian subsidiaries entered into a term loan (the “2028 Canadian Term Loan”) with affiliates of QuadReal Finance LP, receiving net proceeds of $110.0 million CAD on such date. The 2028 Canadian Term Loan is secured by eight Canadian properties, has a maturity date of December 1, 2028, and carries a fixed interest rate for the term of the loan of 6.41%. The first two years of the Canadian Term Loan are interest only, after which it requires monthly amortizing payments based on a
25-year
amortization schedule.

The weighted average interest rate on our consolidated debt, excluding the impact of our interest rate hedging activities, as of December 31, 2024, was approximately 5.9%. We are subject to certain restrictive covenants relating to the outstanding debt, and as of December 31, 2024, we were in compliance with all such covenants.
2027 Ladera Ranch Loan
On December 20, 2024, in connection with our acquisition of the Ladera Ranch Property from Extra Space Storage, we, through a wholly-owned subsidiary, entered into a loan with Extra Space Storage LP, as lender, with a loan amount of $42.0 million (the “2027 Ladera Ranch Loan”). The loan is interest only with a fixed rate of 5.0% per annum, has a maturity date of December 5, 2027, and is secured by the Ladera Ranch Property. An origination fee of 3% or approximately $1.3 million was paid at closing. We also provided a non-recourse
guaranty to Extra Space Storage LP in connection with this loan.
See Note 6 – Preferred Equity, for additional information regarding our other pre-existing
relationship with this seller/lender.
2025 KeyBank Acquisition Facility
On November 19, 2024, we entered into a credit agreement with KeyBank with a maximum total commitment of $175 million (the “2025 KeyBank Acquisition Facility”). Upon the closing of the 2025 KeyBank Acquisition Facility, we immediately borrowed approximately $15 million, which was used to fund the acquisition of
a
self storage facility. In December 2024, we borrowed an additional approximately $85.2 million, which was used to fund the acquisition of three self storage facilities.

Subsequent to December 31, 2024, in January of 2025, we borrowed an additional approximately $74.8 million, which was used to fund the acquisition of two self storage facilities. As such, the maximum commitment of $175 million was borrowed, and no further draws could be made in connection with the credit agreement.
The maturity date of the 2025 KeyBank Acquisition Facility is November 19, 2025, and includes a six-month
extension option, subject to the payment of an extension fee of 0.20% on the aggregate amount of the then-outstanding commitments for such extension, and it may be prepaid or terminated at any time without penalty; provided, however, that the lenders shall be indemnified for certain breakage costs.
Amounts borrowed under the 2025 KeyBank Acquisition Facility bear interest based on the type of borrowing (either Base Rate Loans, Daily Simple SOFR Loans, or Term SOFR Loans, each as defined in the 2025 KeyBank Acquisition Facility). Base Rate Loans bear interest at the lesser of (x) the Base Rate (as defined in the 2025 KeyBank Acquisition Facility) plus the applicable rate, or (y) the maximum rate. Daily Simple SOFR Loans bear interest at the lesser of (a) Adjusted Daily Simple SOFR (as defined in the 2025 KeyBank Acquisition Facility) plus the applicable rate, or (b) the maximum rate. Term SOFR Loans bear interest at the lesser of (a) Term SOFR (as defined in the 2025 KeyBank Acquisition Facility) for the interest period in effect plus the applicable rate, or (b) the maximum rate. The corresponding applicable rate is (i) prior to the extension period, if any (A) 275 basis points for Daily Simple SOFR Loans and Term SOFR Loans and (B) 175 basis points for Base Rate Loans, and (ii) after the extension period, if any (A) 325 basis points for Daily Simple SOFR Loans and Term SOFR Loans and (B) 225 basis points for Base Rate Loans. The initial advance under the 2025 KeyBank Acquisition Facility was a Daily Simple SOFR Loan that bears interest at 275 basis points over Adjusted Daily Simple SOFR.
The 2025 KeyBank Acquisition Facility is fully recourse, jointly and severally, to us, the borrower, and certain of our subsidiaries (each, a “Subsidiary Guarantor”). In connection with the 2025 KeyBank Acquisition Facility, each of the Company and any Subsidiary Guarantor executed a guaranty in favor of the Lenders. It is an event of default under the 2025 KeyBank Acquisition Facility if (a) there is a payment default by us, the borrower or any Subsidiary Guarantor under any recourse debt for borrowed money, or (b) there is a payment default by us or any of our subsidiaries under any non-recourse
debt of at least $75 million.
The 2025 KeyBank Acquisition Facility is initially secured by: (i) a pledge of equity interests in each Subsidiary Guarantor and (ii) a pledge of all net proceeds from any capital event of us or our subsidiaries, which includes equity issuances, sales of properties and refinancing of indebtedness.
The 2025 KeyBank Acquisition Facility contains certain customary representations and warranties, affirmative, negative and financial covenants, borrowing conditions, and events of default. The financial covenants imposed on us are the same as the financial covenants imposed by our amended and restated revolving credit facility with KeyBank and certain other lenders party thereto, dated February 22, 2024. The negative covenants include, among other things, a restriction on our ability to obtain additional recourse financing in the future with limited exceptions. If an event of default occurs and continues, we are subject to certain actions by the administrative agent, including, without limitation, the acceleration of repayment of all amounts outstanding under the 2025 KeyBank Acquisition Facility.
2025 KeyBank Bridge Loan
On July 31, 2024, we entered into a bridge loan with KeyBank for up to $45.0 million (the “2025 KeyBank Bridge Loan”) which was originally otherwise due on July 31, 2025. At closing, we drew $20.0 million.

F-37

The 2025 KeyBank Bridge Loan was completed in connection with SSGT III’s acquisition of two self storage facilities on July 31, 2024, whereby our Operating Partnership provided a similar bridge loan to an indirect wholly-owned subsidiary of SSGT III for $
20.0
 million (the “SSGT III Bridge Loan”) to facilitate SSGT III’s closing on such properties. An indirect wholly-owned subsidiary of SSGT III is sponsoring a private offering of beneficial interests in a Delaware statutory trust (“DST”) relating to the two properties. We, through a newly formed subsidiary of SmartStop REIT Advisors, LLC (“SRA”), serve as property manager of both of these properties.
The 2025 KeyBank Bridge Loan incurred interest based on adjusted daily simple SOFR plus 275 basis points. The SSGT III Bridge Loan incurred interest based on adjusted daily simple SOFR plus 300 basis points. The SSGT III Bridge Loan was secured by an indirect pledge of equity in the entity sponsoring the private DST offering relating to the two properties mentioned above, as well as a full guaranty by SSGT III OP. As such sponsor entity sold such DST interests, it was required to utilize such net proceeds to pay down the SSGT III Bridge Loan and we were similarly required to use such net proceeds to pay down the 2025 KeyBank Bridge Loan.
As of December 31, 2024, we had fully repaid the 2025 KeyBank Bridge Loan, and no longer had the ability to draw additional funds pursuant to this loan.
As of December 31, 2024, the SSGT III Bridge Loan had a remaining amount due of approximately $2.9 million, such loan was repaid in full in January 2025.
Credit Facility
On February 22, 2024, we through our Operating Partnership (the “Borrower”), entered into an amended and restated revolving credit facility with KeyBank, National Association, as administrative agent and collateral agent, certain others listed as joint book runners, joint lead arrangers, syndication agents and documentation agents, and certain other lenders party thereto, (the “Credit Facility”). The Credit Facility replaced the Former Credit Facility (defined below) the Company entered into on March 17, 2021, and has a maturity date of February 22, 2027.
As of December 31, 2024, the aggregate commitment of the Credit Facility is $650 million. The Borrower may increase the commitment amount available under the Credit Facility by an additional $850 million, for a total potential maximum aggregate amount of $1.5 billion, subject to certain conditions. The Credit Facility also includes sublimits of (a) up to $25 million for letters of credit and (b) up to $25 million for swingline loans; each of these sublimits are part of, and not in addition to, the amounts available under the Credit Facility. Borrowings under the Credit Facility may be in either USD or CAD. Upon the closing of the Credit Facility, we immediately drew down an aggregate amount of $576 million, which was used primarily to pay off the amounts outstanding under the Former Credit Facility.
The maturity date of the Credit Facility is February 22, 2027, subject to a one-year
extension option, subject to the payment of an extension fee of 0.20% on the aggregate amount of the then-outstanding revolving commitments for such extension, and it may be prepaid or terminated at any time without penalty; provided, however, that the lenders shall be indemnified for certain breakage costs.
Amounts borrowed under the Credit Facility bear interest based on the type of borrowing (either Base Rate Loans, Daily Simple SOFR Loans, Term SOFR Loans or CORRA Loans, each as defined in the Credit Facility). Base Rate Loans bear interest at the lesser of (x) the Base Rate (as defined in the Credit Facility) plus the applicable rate, or (y) the maximum rate. Daily Simple SOFR Loans bear interest at the lesser of (a) Adjusted Daily Simple SOFR (as defined in the Credit Facility) plus the applicable rate, or (b) the maximum rate. Term
SOFR Loans bear interest at the lesser of (a) Term SOFR (as defined in the Credit Facility) for the interest period in effect plus the applicable rate, or (b) the maximum rate. CORRA Loans bear interest at the lesser of (a) Adjusted Daily Simple CORRA (as defined in the Credit Facility) plus the applicable rate, or (b) the maximum rate. The corresponding applicable rate varies between (i) prior to a Security Interest Termination Event (defined below), 165 basis points to 230 basis points for Daily Simple SOFR Loans, Term SOFR Loans and CORRA Loans and between 65 basis points and 130 basis points for Base Rate Loans, in each case of this clause (i), depending on the consolidated leverage ratio of the Company and (ii) following a Security Interest Termination Event, 140 basis points to 225 basis points for Daily Simple SOFR Loans, Term SOFR Loans and CORRA Loans and between 40 basis points and 125 basis points for Base Rate Loans, in each case of this clause (ii), depending on the consolidated capitalization rate leverage ratio of the Company. Initial advances under the Credit Facility are Daily Simple SOFR Loans that bear interest at 175 basis points over Adjusted Daily Simple SOFR. The Credit Facility is also subject to an annual unused fee based upon the average amount of the unused portion of the Credit Facility, which varies from 15 bps to 25 bps, depending on the size of the unused amount, as well as whether a Security Interest Termination Event has occurred.
As of December 31, 2024, borrowings under the Credit Facility only bore interest based on Daily Simple SOFR. The rate spread above Daily Simple SOFR at which the Credit Facility incurs interest is subject to increase based on the consolidated leverage ratio. There are five leverage tiers under the Credit Facility, with the highest tier limited to a maximum leverage of 60% and a maximum spread of 230 basis points on the Credit Facility. During the three months ended December 31, 2024, our consolidated leverage ratio was within the second leverage tier, and this loan incurred interest at daily simple SOFR plus a spread of 1.85% and the SOFR Index Adjustment of 0.10%.
The Credit Facility is fully recourse, jointly and severally, to us, the Borrower, and certain of our subsidiaries (the “Subsidiary Guarantors”). In connection with the Credit Facility, we, the Borrower and the Subsidiary Guarantors executed guarantees in favor of the lenders. It is an event of default under the Credit Facility if (a) there is a payment default by us, the Borrower or any Subsidiary Guarantor under any recourse debt for borrowed money, (b) there is a payment default by us or any of its subsidiaries under any non-recourse
debt of at least $75 million or (c) prior to a Security Interest Termination Event, an event of default occurs under the 2032 Private Placement Notes.
The Credit Facility is currently secured by a pledge of equity interests in the Subsidiary Guarantors. However, upon the achievement of certain security interest termination conditions, the pledges shall be released and the Credit Facility shall become unsecured (the “Security Interest Termination Event”). The Security Interest Termination Event occurs at the Borrower’s election, once the Borrower satisfies all of the following security interest termination conditions: (i) a fixed charge coverage ratio of no less than 1.50:1.00; (ii) an unsecured interest coverage ratio of not less than 2.00:1.00; (iii) a consolidated capitalization rate leverage ratio of not greater than 60%; and (iv) a secured debt ratio of no greater than 40%. Following the occurrence of the Security Interest Termination Event, certain terms and conditions of the Credit Facility are modified, including, but not limited to: (i) in certain circumstances, a reduction in the applicable rate under the Credit Facility, (ii) the modification or addition of certain financial covenants, (iii) the addition of a floor of at least $25 million for any cross-defaulted recourse debt of us, Borrower or any Subsidiary Guarantor, and (iv) in certain circumstances, a reduction in the annual unused fee for the Credit Facility. The outstanding 2032 Private Placement Notes previously issued by us remain pari passu with the Credit Facility.
The Credit Facility contains certain customary representations and warranties, affirmative, negative and financial covenants, borrowing conditions, and events of default. In particular, the financial covenants imposed on us include: a maximum leverage ratio, a minimum fixed charge coverage ratio, a minimum tangible net worth, certain limits on both secured debt and secured recourse debt, certain payout ratios of dividends paid to adjusted funds from operations, limits on unhedged variable rate debt, and minimum liquidity. If an event of default occurs and continues, the Borrower is subject to certain actions by the administrative agent, including, without limitation, the acceleration of repayment of all amounts outstanding under the Credit Facility.
Subsequent to the initial draw on the Credit Facility, during the year ended December 31, 2024, we borrowed an additional approximately $94.0 million in order to fund our acquisitions of the Colorado Springs II, Spartanburg and Miami Properties, to lend to the Managed REITs, and to fund other general corporate activities.
During the year ended December 31, 2024, the Colorado Springs II Property, Spartanburg Property, Miami Property, and San Gabriel Property were added to the borrowing base of the Credit Facility.
As of December 31, 2024, 93 of our wholly-owned properties were encumbered by the Credit Facility, and we had borrowed approximately $615 million of the $650 million maximum potential current commitment of the Credit Facility. The availability of the Credit Facility is subject to certain calculations, including a debt service coverage ratio (“DSCR”) calculation which utilizes prevailing treasury rates within the calculation. As of December 31, 2024, based on the aforementioned and other borrowing base calculations, we had the ability to draw up to an additional approximately $7.3 million on the current capacity of the revolver.
Subsequent to December 31, 2024, on February 4, 2025, in connection with the completion of the Defeasance of the KeyBank Florida CMBS Loan, we exercised the accordion rights under the Credit Facility and were able to successfully increase commitments by $50 million to a total of $700 million and simultaneously drew approximately $51 million. Furthermore, in connection with the completion of the Defeasance, we executed joinders to add the five properties previously encumbered by the KeyBank Florida CMBS Loan onto the Credit Facility, and to remove one property in Asheville, North Carolina that was severely damaged by Hurricane Helene.
2027 NBC Loan
On March 7, 2024, we, through five of our wholly-owned Canadian subsidiaries (the “2027 NBC Loan Borrowers”), entered into a loan with National Bank of Canada Financial Inc. (“NBC”) as administrative agent, National Bank Financial as lead arranger and sole bookrunner, and certain other lenders party thereto (the “2027 NBC Loan”). On such date, we drew the maximum aggregate borrowing of
$75 million CAD pursuant to the 2027 NBC Loan. This loan is secured by the five properties owned by the 2027 NBC Loan Borrowers (the “Secured NBC Properties”).
Previously, four of the Secured NBC Properties were included in the borrowing base of the Credit Facility, and the other property was unencumbered. The net proceeds from the 2027 NBC Loan were used to pay down the Credit Facility by approximately $55.1 million USD, and accordingly, the respective four properties were released as collateral from the Credit Facility.
The 2027 NBC Loan has a maturity date of March 7, 2027, which may be extended for additional one-year
periods in the discretion of the lenders. The 2027 NBC Loan carries a variable interest rate based on either the Canadian Overnight Repo Rate Average (“CORRA”) or the Canadian Prime Rate. As of December 31, 2024, borrowings under the 2027 NBC Loan were subject to interest at the CORRA rate, plus a CORRA adjustment of approximately 0.30%, plus a spread of 2.20%.
On March 12, 2024, we entered into an interest rate swap agreement based on CORRA with NBC whereby, inclusive of the swap we fixed the interest rate on the NBC loan at 6.42% for the initial three year term of the loan. The 2027 NBC Loan requires monthly amortizing principal and interest payments, which are based on a
25-year
amortization schedule. The 2027 NBC Loan may be prepaid, in whole or in part, at any time upon prior written notice to the lenders, subject to interest rate swap breakage costs. SmartStop and the 2027 NBC Loan Borrowers provided an ordinary course environmental indemnity in favor of NBC and the lenders. SmartStop serves as a non-recourse
guarantor, and each borrower provided a limited recourse guaranty up to the amount of the collateral pledged by it, under the 2027 NBC Loan.
2032 Private Placement Notes
On April 19, 2022, we as guarantor, and our Operating Partnership as issuer, entered into a note purchase agreement (the “Note Purchase Agreement”) which provides for the private placement of $150 million of 4.53% Senior Notes due April 19, 2032 (the “2032 Private Placement Notes”). The sale and purchase of the 2032 Private Placement Notes occurred in two closings, with the first of such closings having occurred on April 19, 2022 with $75 million aggregate principal amount of the 2032 Private Placement Notes having been issued on such date (the “First Closing”) and the second of such closings having occurred on May 25, 2022 with $75 million aggregate principal amount of the 2032 Private Placement Notes having been issued on such date (the “Second Closing”). Interest on each series of the 2032 Private Placement Notes is payable semiannually on the nineteenth day of April and October in each year.
Interest payable on the Notes was originally subject to a prospective 75 basis points increase, if, as of March 31, 2023, the ratio of total indebtedness to EBITDA (the “Total Leverage Ratio”) of the Company and its subsidiaries, on a consolidated basis, was greater than 7.00 to 1.00 (a “Total Leverage Ratio Event”).
As of March 31, 2023, such Total Leverage Ratio Event occurred, and our 2032 Private Placement Notes began accruing interest at a rate of 5.28%. The interest accruing on the 2032 Private Placement Notes will continue to accrue at 5.28% until such time as the Total Leverage Ratio is less than or equal to 7.00 to 1.00 for two consecutive fiscal quarters, upon such achievement, the applicable fixed interest rate will revert to 4.53% and remain at that interest rate through maturity, regardless of our future Total Leverage Ratio.
We are permitted to prepay at any time all, or from time to time, any part of the Notes in amounts not less than 5% of the 2032 Private Placement Notes then outstanding at (i) 100% of the principal amount so prepaid and (ii) the make-whole amount (as defined in the Note Purchase Agreement). The “Make-Whole Amount” is equal to the excess, if any, of the discounted value of the remaining scheduled payments with respect to the 2032 Private Placement Notes being prepaid over the amount of such 2032 Private Placement Notes. In addition, in connection with a change of control (as defined in the Note Purchase Agreement), the Operating Partnership is required to offer to prepay the 2032 Private Placement Notes at 100% of the principal amount plus accrued and unpaid interest thereon, but without the Make Whole Amount or any other prepayment premium or penalty of any kind. The Company must also maintain a debt rating of the 2032 Private Placement Notes by a rating agency.
The Note Purchase Agreement contains certain customary representations and warranties, affirmative, negative and financial covenants, and events of default that were substantially similar to the previously existing Former Credit Facility (defined below). The 2032 Private Placement Notes were issued on a pari passu basis with the Former Credit Facility, and are pari passu with the Credit Facility. As such, the Company and the Subsidiary Guarantors fully and unconditionally guarantee the Operating Partnership’s obligations under the 2032 Private Placement Notes. The 2032 Private Placement Notes were initially secured by a pledge of equity interests in the Subsidiary Guarantors on similar terms as the Former Credit Facility.
On April 26, 2024, we amended the Note Purchase Agreement dated April 19, 2022 (the “NPA Amendment”). The primary purpose of the NPA Amendment was to make certain conforming changes between the Note Purchase Agreement and our recently amended and restated revolving credit facility, the Credit Facility. In particular, the NPA Amendment conformed certain of the definitions related to the financial tests that we are required to maintain, as well as certain of the property pool covenants we are required to satisfy, in the Note Purchase Agreement during the term thereof to those in the Credit Facility.
Former Credit Facility
On March 17, 2021, we, through our Operating Partnership (the “Borrower”), entered into a credit facility with KeyBank, National Association, as administrative agent, KeyBanc Capital Markets, Inc., Wells Fargo Securities, Citibank, N.A., and BMO Capital Markets, Corp., as joint book runners and joint lead arrangers, and certain other lenders party thereto (the “Former Credit Facility”).
The initial aggregate amount of the Former Credit Facility was $500 million, which consisted of a $250 million revolving credit facility (the “Former Credit Facility Revolver”) and a $250 million term loan (the “Former Credit Facility Term Loan”).
On October 7, 2021, the Borrower and lenders who were party to the Former Credit Facility amended the Former Credit Facility to increase the commitment on the Former Credit Facility by $200 million. In connection with the increased commitment, additional lenders were added to the Former Credit Facility. As a result of this amendment, the aggregate commitment on the Former Credit Facility was $700 million.
The Former Credit Facility was repaid in full on February 22, 2024 in connection with the establishment of the Credit Facility.
The following table presents the future principal payments required on outstanding debt as of December 31, 2024 (in thousands):

2025	$104,084
2026	94,189
2027	755,845
2028	73,756
2029	104,000
2030 and thereafter	190,500
Total payments	1,322,374
Discount on secured debt	(1,570)
Debt issuance costs, net	(3,369)

Total	$1,317,435